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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 1999


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



            Delaware              0-23108                  51-0020270
         -------------          ------------            -------------------
           (State of            (Commission              (IRS Employer
         Organization)          File Number)            Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                        19720
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184

Former name or former address, if changed since last report:  Not Applicable



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Item 5.   Other Events

                  Series 1999-5. On June 10, 1999, the registrant made available to investors a prospectus supplement and prospectus, each dated June 8, 1999, with respect to the issuance of $500,000,000 aggregate principal amount of Series 1999-5 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1999-5 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 1999-5, to be dated as of June 15, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as
Exhibit 99.

Item 7.   Exhibits

Exhibit No.   Description

Exhibit 99    Prospectus and Prospectus Supplement, each dated June 8,
              1999, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-5.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                      (Registrant)


                                   By:    Greenwood Trust Company
                                          (Originator of the Trust)



Date: June 10, 1999                By:   /s/ John J. Coane
                                      -----------------------
                                        John J. Coane
                                        Vice President, Chief Accounting Officer
                                            and Treasurer






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                                INDEX TO EXHIBITS


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

Exhibit            Description                                                                              Page
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
99                 Prospectus and Prospectus Supplement, each dated June 8, 1999, with respect to the        5
                   Floating Rate Class A Credit Card Pass-Through Certificates and the Floating
                   Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I,
                   Series 1999-5.


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